UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

October 27, 2026

Date of report (Date of earliest event reported)

RENASANT CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 27, 2026, Renasant Corporation (“Renasant”) announced its planned acquisition of Commercial Holding Company, Inc. (“Commercial”). A summary of the planned acquisition is below, and additional detail is provided in the exhibits attached to this Current Report on Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 27, 2026, Renasant entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Commercial. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Commercial will merge with and into Renasant (the “Merger”), with Renasant continuing as the surviving corporation in the Merger. Immediately following the Merger, Commercial’s wholly owned bank subsidiary, Commercial Bank & Trust Company (“Commercial Bank”), will merge with and into Renasant’s wholly owned bank subsidiary, Renasant Bank (the “Bank Merger” and, together with the Merger, the “Mergers”), with Renasant Bank continuing as the surviving bank in the Bank Merger. The Merger Agreement was unanimously approved by the Board of Directors of each of Renasant and Commercial.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock, par value $1.00 per share, of Commercial (“Commercial Common Stock”) will be converted into the right to receive 0.8798 shares (the “Exchange Ratio”) of common stock, par value $5.00 per share, of Renasant (“Renasant Common Stock”), with cash to be paid in lieu of any fractional shares. Commercial shareholders are also expected to receive a special cash dividend of approximately $35.7 million prior to closing.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties from both Renasant and Commercial, and the parties have agreed to customary covenants, including, among others, covenants of Commercial relating to (a) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (b) its obligation to call a meeting of its shareholders for purposes of obtaining approval of the Merger Agreement and the transactions contemplated thereby and, subject to certain exceptions, to recommend that its shareholders approve the Merger Agreement and the transactions contemplated thereby, and (c) non-solicitation obligations relating to alternative acquisition proposals or entering into discussions or negotiations or providing confidential information in connection with certain proposals for an alternative transaction.

Each of the parties has agreed to use its reasonable best efforts to obtain as promptly as practicable all consents required to be obtained from any governmental authority or other third party that are necessary or advisable to consummate the transactions contemplated by the Merger Agreement (including the Mergers). Notwithstanding such general obligation to obtain such consents of governmental authorities, except for certain circumstances, Commercial may not, and Renasant is not required to, take or commit to take any action that would reasonably be expected to be materially financially burdensome to the business, operations, financial condition or results of operations of Renasant and its subsidiaries, or on Commercial and its subsidiaries, in each case measured relative to Commercial and its subsidiaries, after the closing of the Merger (a “Burdensome Condition”).

Closing Conditions

The completion of the Merger is subject to customary conditions, including, among others, (a) receipt of Commercial shareholder approval; (b) receipt of all required regulatory approvals (or waivers), including from the Board of Governors of the Federal Reserve System and the Mississippi Department of Banking and Consumer Finance; (c) the absence of any law or order that would prohibit, restrict or make illegal the consummation of the Mergers; (d) the effectiveness of the registration statement, including the proxy statement/prospectus, relating to Commercial shareholder approval of the Merger and the issuance of Renasant Common Stock in the Merger; (e) the approval for listing on the New York Stock Exchange of the shares of Renasant Common Stock to be issued in the Merger; and (f) each party’s receipt of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party; and (ii) performance in all material respects by the other party of its obligations under the Merger Agreement.

Renasant’s obligation to consummate the Merger is also subject to customary conditions, including, among others: (a) receipt of required regulatory approvals without the imposition of a Burdensome Condition; (b) the absence of a material adverse effect on Commercial; and (c) Commercial Common Stock with respect to which dissenter rights have been exercised constituting less than 5% of the total number of shares of Commercial Common Stock outstanding.

Termination

The Merger Agreement provides certain termination rights for both Renasant and Commercial and further provides that a termination fee of $7,000,000 will be payable by Commercial upon termination of the Merger Agreement under certain circumstances.

Additional Information

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement (other than, in the case of certain covenants, third party beneficiaries expressly identified therein), may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between Renasant and Commercial instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (a) will not survive consummation of the Merger, unless otherwise specified therein, and (b) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Renasant or Commercial, their respective affiliates or their respective businesses.

The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Renasant, Commercial, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on

Form S-4 to be filed by Renasant under the Securities Act of 1933, as amended (the “Securities Act”) that will include a proxy statement of Commercial and a prospectus of Renasant, as well as in the Forms 10-K, Forms 10-Q and other filings that Renasant makes with the Securities and Exchange Commission (“SEC”).

Voting Agreements

In connection with entering into the Merger Agreement, certain directors of Commercial have entered into a voting agreement with Renasant and Commercial (the “Voting Agreements”), pursuant to which each such signatory has agreed, among other things, to vote the shares of Commercial Common Stock that he or she beneficially owns in favor of the approval of the Merger Agreement and the transactions contemplated thereby, and against any action or agreement that could result in a breach of any covenant, representation or warranty or other obligation of Commercial under the Merger Agreement, against any alternative acquisition proposal, and against any action or agreement that could reasonably be expected to impede, interfere with, prevent, delay, postpone, discourage, frustrate the purposes of or adversely affect the transactions contemplated by the Merger Agreement. Subject to certain exceptions, each signatory to a Voting Agreement has also agreed not to transfer his or her shares of Commercial Common Stock prior to the Effective Time or the termination of the Merger Agreement, as applicable, without the prior written consent of Renasant. The Voting Agreements automatically terminate upon the termination of the Merger Agreement. The directors of Commercial that have entered into Voting Agreements are the beneficial owners of 50% of the outstanding voting shares of Commercial Common Stock as of October 27, 2026.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Voting Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 27, 2026, Renasant and Commercial issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. In connection with the announcement of the Merger Agreement, on October 27, 2026, Renasant released a presentation to investors about the proposed transaction. A copy of the investor presentation is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

This information (including Exhibits 99.1 and 99.2) is being furnished under Item 7.01 hereof and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Important Additional Information

In connection with the proposed transaction, Renasant will file with the SEC a registration statement on Form S-4 (the “registration statement”), which will contain a proxy statement of Commercial and a prospectus of Renasant (the “proxy statement/prospectus”), and Renasant may file with the SEC other relevant documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY RENASANT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, COMMERCIAL AND THE PROPOSED TRANSACTION. When final, a definitive copy of the proxy statement/prospectus will be mailed to

Commercial shareholders. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus, as well as other filings containing information about Renasant, free of charge from Renasant or from the SEC’s website when they are filed. The documents filed by Renasant with the SEC may be obtained free of charge at Renasant’s website, at www.renasant.com, or by requesting them by mail at Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804, Attention: Corporate Secretary. Copies of the proxy statement/prospectus, when available, may also be obtained free of charge by requesting it by mail at Commercial Holding Company, Inc., 101 North Poplar Street, Paris, Tennessee 38242, Attention: Corporate Secretary.

Participants in the Solicitation

Renasant and Commercial and certain of their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from the shareholders of Commercial in respect of the proposed transaction. Information about Renasant’s directors and executive officers is available in Renasant’s proxy statement dated March 18, 2026, for its 2026 Annual Meeting of Shareholders, filed with the SEC on March 18, 2026, and other documents filed by Renasant with the SEC. Other information regarding the persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Renasant or Commercial as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger of Renasant and Commercial, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this communication which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are based on, among other things, Renasant management’s and Commercial management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Renasant and Commercial. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include projections of, or guidance on, Renasant’s or the combined company’s future financial performance, asset quality, liquidity, capital levels, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in Renasant’s business or financial results. Renasant and Commercial caution readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement entered into between Renasant and Commercial; the outcome of any legal proceedings that may be instituted against Renasant or Commercial; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the business combination transaction) and Commercial shareholder approval or to satisfy any of the other conditions to the business combination transaction on a timely basis or at all; the possibility that the anticipated benefits of the business combination transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Renasant and Commercial do business; the possibility that the business combination transaction may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the business combination transaction; changes in Renasant’s share price before the closing of the business combination transaction; risks relating to the potential dilutive effect of shares of Renasant Common Stock to be issued in the business combination transaction; Renasant’s ability to remediate the material weakness in its internal control over financial reporting identified in its Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 2, 2026; and other factors that may affect future results of Renasant, Commercial and the combined company. Additional factors that could cause results to differ materially from those described above can be found in Renasant’s Annual Report on Form 10-K for the year ended December 31, 2025, and in other documents Renasant files with the SEC, which are available on the SEC’s website at www.sec.gov.

All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by the cautionary statements contained or referred to herein. If one or more events related to these or other risks or uncertainties materialize, or if Renasant’s or Commercial’s underlying assumptions prove to be incorrect, actual results may differ materially from what Renasant and Commercial anticipate. Renasant and Commercial caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and are based on information available at that time. Neither Renasant nor Commercial assumes, and each expressly disclaims, any obligation to update or otherwise revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed or furnished herewith, and this list shall constitute the exhibit index:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger dated October 27, 2026, by and between Renasant Corporation and Commercial Holding Company, Inc.*

10.1	Form of Voting Agreement (included in Exhibit 2.1)

99.1	Joint Press Release announcing the execution of the Merger Agreement, dated October 27, 2026

99.2	Investor Presentation, dated October 27, 2026

104	The cover page of Renasant Corporation’s Form 8-K is formatted in Inline XBRL

*

Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION

Date: October 27, 2026	By:	/s/ Kevin D. Chapman
Kevin D. Chapman
President and Chief Executive Officer